UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 11, 2017

U.S. AUTO PARTS NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16941 Keegan Avenue, Carson, CA 90746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (310) 735-0092

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE
This Current Report on Form 8-K/A is being filed by U.S. Auto Parts Network, Inc. (the “Company”) solely to correct typographical errors contained under Item 5.07 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2017 (the “Original Report”). The complete text of Item 5.07 of the Original Report, as amended hereby, is set forth below.

Item 5.07. Submission of Matters to a Vote of Security Holders
On May 11, 2017, U.S. Auto Parts Network, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 38,427,368 shares of the Company’s common stock and series A convertible preferred stock were entitled to vote as of May 11, 2017, the record date for the Annual Meeting. There were 28,446,045 shares present in person or by proxy at the Annual Meeting, at which the Company’s stockholders were asked to vote on four proposals. The proposals are described in more detail in the Company’s definitive proxy statement dated April 6, 2017 for the Annual Meeting. Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting, and the final voting results of each such proposal.
Proposal No. 1 - Election of Directors
The stockholders elected three Class II directors to serve a three-year term, until the Company’s 2020 Annual Meeting of Stockholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Joshua L. Berman	20,630,137	3,342,220	4,473,688
Sol Khazani	22,927,525	1,044,832	4,473,688
Robert J. Majteles	20,631,418	3,340,939	4,473,688
Proposal No. 2 - Ratification of the Selection of Independent Auditors
The stockholders voted to ratify the selection of RSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2017. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes
28,410,261	29,484	6,300	—

Proposal No. 3 - Advisory Resolution Regarding the Compensation of the Company’s Named Executive Officers
The advisory (non-binding) vote regarding the compensation of the Company’s named executive officers was approved. The results of the advisory (non-binding) vote were as follows:

For	Against	Abstaining	Broker Non-Votes
23,787,496	107,667	77,195	4,473,688

Proposal No. 4 - Advisory Vote on the Frequency of the Future Advisory Votes Regarding the Compensation of the Company’s Named Executive Officers
The advisory (non-binding) vote on the frequency of the advisory vote regarding the compensation of the Company’s named executive officers was approved. The results of the advisory (non-binding) vote were as follows:

1 Year	2 Years	3 Years	Abstaining
9,166,022	31,030	14,702,305	73,000

Board Decision on Frequency of Say-on-Pay
Based on these results, and consistent with the recommendation of our Board of Directors, the Company will conduct future advisory (non-binding) votes regarding the compensation of the Company’s named executive officers every three years.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2017	U.S. AUTO PARTS NETWORK, INC.

	By:	/s/ Neil T. Watanabe
Neil T. Watanabe
Chief Financial Officer